Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,282,870.80
Previously Paid Amount	0.00
Total Fee Amount	1,558.16
Total Offset Amount	0.00
Net Fee	$ 1,558.16